EXHIBIT 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT Calendar Month February 1, 2006 to February 28, 2006

FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash      Accrual   X

2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Ed Maddox, President XSI, 5175 Parkstone Drive, Chantilly, VA 20151
George Anderson, Controller XSI, 5175 Parkstone Drive, Chantilly, VA 20151

3. NUMBER OF EMPLOYEES paid during this period: 19

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes      No X . If yes, explain below:

5. Are all BUSINESS LICENSES current? Yes X No      Not Applicable

6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$34,982.37

Collected this Period	$968.16

Ending Balance	$34,014.21

7. POST -PETITION ACCOUNTS RECEIVABLE:

0-30 Days: $ 448,096.16 31-60 Days: $ 41,732.68 Over 60 Days: $ 13,459.93

If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

CUSTOMER	AMOUNT	COMMENT

ARINC Research	$496.25	Prompt payment has been requested

Fairfax County	$5,937.50	New PO Processing issue, payment scheduled for mid March

Johnson and Johnson	$726.18	Prompt payment has been requested

Montana	$1,050.00	Prompt payment has been requested

Union Pacific Railroad	$5,250.00	Prompt payment has been requested

8. POST –PETITION ACCOUNTS PAYABLE:

0-30 Days: $ 157,918.30 31-60 Days: $ 31,317.02 Over 60 Days: $ 29,148.75

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT

8618 Westwood Center Drive	$21,657.72	August & September rent payments for a lease that was rejected.

Acsys	$11,836.25	Payment deferred to March*

Ed Maddox	$253.60	Employee Expense Payment deferred to March*

Gorrelick, Tievy & Assoc	$1,000.00	Payment deferred to March*

Hayworth – Independent Contractor	$10,508.26	Contract terms – payable upon receipt of client payment

REI Systems	$2,777.28	Payment deferred to March*

Werner — Independent Contractor	$12,432.66	Contract terms - payable upon receipt from client payment

*Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred payments in March 2006.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes   X   No       . On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

Other than payroll and sales taxes, all taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company. Xybernaut Corporation’s monthly operating report addresses the company’s current tax status.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes   X   No      If no, explain:

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes   X   No      Explain:

12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates

Auto	93256759	3/31/05-3/31/06

Fire

General Liability	35392595	3/31/05-3/31/06

Excess/Umbrella Liability	79781303	3/31/05-3/31/06

Workers Comp	71714215	3/31/05-03/31/06

Errors & Omissions	35392595	3/31/05-3/31/06

13. ACTIONS OF DEBTOR. During the last month, did the debtor:

(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes      No   X   Explain:

(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes   X   No      Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes.     No   X   Explain:

15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of Payments per	Amount of Each	Next Payment	Post-Petition Pmts. No Made

NONE

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount

NONE

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $   0.00

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: March 29, 2006		DEBTOR-IN-POSSESSION

Name/Title:	/s/Edward P. Maddox, President	Xybernaut Solutions, Inc.

Address:	5175 Parkstone Drive	5175 Parkstone Drive

	Chantilly, VA 20151	Chantilly, VA 20151

Phone: 703-480-0480

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

Cash Disbursements Summary Report

Calendar Month Ending February 28, 2006

Total Disbursements from Operating Account	(See Note 1) $217,678.25
Total Disbursements from Payroll Account	(See Note 2) $1,989.44*
Total Disbursements from Tax Escrow Account (See Note 3) — N/ A -
Total Disbursements from any other Account	(See Note 4) - N/ A -
Grand Total Disbursements from all Accounts	$219,667.69

• Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents and therefore, the Debtors had to defer most February 2006 payroll payments. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred February 2006 payroll payments in March 2006.

Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.

Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Solutions, Inc. Case Number: 05-12802

BALANCE SHEET
As of February 28, 2006

Current Assets Cash	40,744.21
Pre-Petition Accounts Receivable	34,014.21
Post-Petition Accounts Receivable	503,288.77
Receivables from Officers	0.00
Employees, Affiliates	0.00
Note Receivables	0.00
Inventory	0.00
Other Current Assets:
Due to / From Xybernaut	1,225,855.90
Unbilled Accounts Receivable	268,547.56
Prepaid Other	5,166.66
Accounts Receivable Other XSI	968.16
Employee Advances	0.00
Total Current Assets		2,078,585.47
Fixed Assets Land	0.00
Buildings	0.00
Equipment, Furniture & Fixtures	230,769.84
Less Accumulated Depreciation	(163,258.01)
Total Fixed Assets		67,511.83
Other Assets Retainage	36,138.00
Deposits	6,750.10
Total Other Assets		42,888.10
Total Assets		2,188,985.40
Post-Petition Liabilities Accounts Payable	218,384.07
Salaries Payable	203,962.27
Accounts Payable -Other	1,249.30
Commissions Payable	6,730.29
Accrued Vacation	34,717.27
Accrued Rent & Storage	0.00
Taxes Payable	0.00
Accrued Interest	0.00
Deferred Revenue	168,430.59
Total Post-Petition Liabilities		633,473.79
Pre-Petition Liabilities Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	19,319.49
Total Pre-Petition Liabilities		41,207.64
Owners Equity (Deficit)
Case Number 05-12802	Period Ending February 28, 2006 Balance Sheet Page 2
Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit) Pre-Petition	732,590.92
Post-Petition	160,803.49
Total Owners Equity		1,514,303.97
Total Liabilities and Owner’s Equity		2,188,985.40

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

)
)
In re:	)
XYBERNAUT SOLUTIONS, INC.,	)	Case No. 05-12802 RGM
Debtor.	)	Chapter 11

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month February 1 to February 28, 2006
(All figures refer to post-petition transactions)

	This Month	Year to Date
(A) Total Sales/Income	(A)
Cost of Sales	249,034.26	2,343,278.68
Beginning Inventory	0.00	0.00
Purchases of Inventory	0.00	74,929.86
Less Ending Inventory	0.00	0.00
Direct Labor (Gross Salaries)	68,234.31	587,561.30
Purchased Services	88,764.29	778,279.60
(B) Total Cost of Sales (B)	156,998.60	1,440,770.76
(C) Gross Profit (C= A-B)	92,035.66	902,507.92
Operating Expenses Officers Salaries (Gross) Other Employee Salaries (Gross)	15,416.68	107,916.76
Taxes (Payroll: Employer’s Share)	15,435.22	165.706.86
Employee Benefits (Insurance, Pension, Plan, etc.	12,405.49	68,668.20
Employer’s Share)	24,102.54	162,047.55
Advertising	0.00	0.00
Bad Debts	0.00	0.00
Depreciation and Amortization	2,033.96	18,210.43
Entertainment	0.00	0.00
Insurance (Real Estate)	0.00	0.00
Insurance (Other)	188.24	1,298.99
Interest (Mortgage, Loans, etc.)	0.00	0.00
Leases (other than Rent)	0.00	0.00
Outside Services & Contractors	0.00	70,338.76
Professional Fees (Attorney, Accountant)	0.00	297.78
Rent and leases	9,791.43	75,426.32
Repairs and Maintenance	152.58	548.16
Supplies	1,893.49	8,714.94
Taxes (Real Property)	0.00	0.00
Taxes (Other)	0.00	(207.66)
Telephone	6,842.79	20,147.15
Travel	20.10	16,650.32
Utilities	0.00	0.00
U.S. Trustees Quarterly Fee	1,250.00	8,750.00

Case Number 05-12802 Period Ending February 28, 2006 Income Statement Page 2

	This Month		Year to Date
Other Operating Expenses Overnight Delivery Dues and Subscriptions	475.68		5,943.22
Bank Fees	0.00		125.00
_______________________________	89.22		1,626.02
_______________________________	—		—
(D) Total Operating Expenses (D)	90,097.42		732,208.80
(E) Profit/Loss from operations (E= C-D) Other Income (Expenses)	1,938.24		170,299.12
Interest Income	—		—
Interest Expense	—		—
________________________	(_________________	)	(_______________ )
________________________	—		—
________________________	—		—
________________________	—		—
Extraordinary Items – In (Out)	—		—
Office Move Expenses	0.00		(9,495.63)
_________________________	—		—
_________________________	—		—
_________________________	—		—
(F) Total Other Income/Expense & Extraordinary Items (F)	0.00		(9,495.63)
(G) Income Before Taxes (G= E+F)	1,938.24		160,803.49
(H) Income Tax Expense (H)	—		—
(I) Net Income (Loss) (I= G-H)	1,938.24		160,803.49

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Solutions, Inc. Case Number: 05-12802

CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending February 28, 2006
(All figures refer to post-petition transactions)

	Operating Account	Totals
(A) Beginning Cash Balance (A)		93,289.58
(B) Net Income, (line (I), Form 9-BA) (B) Add Expenses Not Requiring Cash:
Depreciation	2,033.96	1,938.24
(C) Sub-Total (C)		2,033.96
(D) Cash from Operations (D = B + C) Other Sources (Uses) of Cash:
Sources (Uses)

Decrease (Incr.) – Accounts Receivable Decrease (Incr.) – Due to / From Xybernaut, Inc. Decrease (Incr.) – Prepaid & Other Current Assets	(71,861.46)
Decrease (Incr.) – Inventory	(140,099.28)
Decrease (Incr.) – Equipment Computers	(2,008.33)
Increase (Decr) – Accum Depr.- Computers	—
Decrease (Incr.) – Equipment Demo Units	—
Increase (Decr) – Accum Depreciation-Demo Units	—
Decrease (Incr.) – Furniture & Fixtures	—
Increase (Decr) – Accum Depreciation-Furn &	—
Fixtures	—
Decrease (Incr.) – Leasehold Improvements	—
Increase (Decr) – Accum	—
Depreciation–Leasehold Imp	—
Decrease (Incr.) – Payroll Account	1,000.00
Increase (Decr) – Accounts Payable	13,375.99
Increase (Decr) – Accrued Other	—
Increase (Decr) – Accrued P/R Taxes	—
Increase (Decr) – Accrued Salaries	127,672.15
Increase (Decr) – Accrued Rent	—
Increase (Decr) – Bonus Payable	—
Increase (Decr) – Accrued Commissions	(1,463.90)
Increase (Decr) – Accrued Vacation	909.19
Increase (Decr) – State Taxes Payable	—
Increase (Decr) – Notes Payable – Banks	—
Increase (Decr) – Deferred Revenue	14,958.07	3,972.20
(Less) Unrecorded bank service charges
(E) Total other Sources (Uses) of Cash (E)		(57,517.57)
(F) Ending Cash Balance (F= A+D+E)		39,744.21
(G) Balance per Bank Statement (G)		94,089.34
(H) Less Outstanding Checks (H)	54,345.13
(I) Add Deposits in Transit (I)	—
(J) Reconciled Bank Balance {J=(G-H) +I}		39,744.21

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.
In re: Xybernaut Solutions, Inc.	Case Number: 05-12802

CASH RECONCILIATION REPORT
Payroll and Tax Accounts

(Business Debtor, Accrual Basis)
Calendar Month Ending February 28, 2006
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account*	Account*
(A) Beginning Cash Balance (A) Cash Receipts:	2,000.00	—
Transfers from Operating Account	989.44	—
Transfers from Payroll Account	—	—
Other — ___________________________________	—	—
(B) Total Cash Receipts (B)	989.44	—
(C) Cash Available (C= A+B) Cash Disbursements:
Gross Payroll for this period $151,032.09 Employee Benefits paid	2,989.44
Net Payroll Paid	—
Transfers to Tax Account	—
Taxes deposited or paid during period	—	—
Employee’s share of FICA Tax	—	—
Employer’s share of FICA Tax	—	—
Employee’s Federal Income Tax	—	—
Employee’s State Income Tax	—	—
Unemployment Tax	1,622.24	—
Bank Service Charges	2.52	—
Other: Advantage/ADP Payroll Service Fees	364.58	—
(D) Total Disbursements (D)	1,989.44	—
(E) Ending Cash Balance (E= C-D)	1,000.00	—
(F) Balance per Bank Statement (F)	1,000.00	—
(G) Less Outstanding Checks (G)	0.00	—
(H) Add Deposits in Transit	0.00	—
(I) Reconciled Bank Balance {I = (F-G) +H]	1,000.00	—

• Due to a dispute between the Debtors and LC Capital Master Fund, Ltd. (“LC Fund”), the Debtors’ original DIP lender, LC Fund did not advance requested funds to the Debtors in January and February 2006 as required under the terms of the applicable loan documents and therefore, the Debtors had to defer most February 2006 payroll payments. On March 23, 2006, the Court entered its Interim Order Authorizing Post-Petition Secured Financing Pursuant to Section 364 of the Bankruptcy Code, authorizing, inter alia, the Debtors to obtain post-petition secured financing from East River Capital LLC (“East River”) on an interim basis. The Debtors have obtained funding from East River and are making deferred February 2006 payroll payments in March 2006.

Ending Cash Balance (E) and Reconciled Bank Balance (I) should equal.